CURRAN & WHITTINGTON, PLLC

ATTORNEYS AT LAW

John D. Whittington (VA, WVA)
jwhittington@curranwhittington.com
Direct Dial No.: 703-257-0319

Joseph F. Curran (VA, MD)
jcurran@curranwhittington.com
Direct Dial No.: 703-656-2173

(703) 257-5668
WWW.CURRANWHITTINGTON.COM

C. Michelle Buelow (VA)
mbuelow@curranwhittington.com
Direct Dial No.: 703-656-2175

Kate A. Gibson (VA)
kgibson@curranwhittington.com
Direct Dial No.: 703-656-2171

December 30, 2011

SENT VIA ELECTRONIC MAIL AND FASCIMILE DELIVERY TO:
Brian F. Lavin – blavin@NTSDEVCO.com
NTS/Virginia Development Company
Fax: (502) 426-4994

With a copy to:
Rosann D. Tafel, Esq. – rtafel@NTSDEVCO.com
NTS Development Company
Fax: (502) 426-4994

RE: CONFIRMATION NOTICE

Dear Sirs,

As you are aware, our firm represents M/I Homes of DC, LLC, the "Purchaser" under the Lot Purchase and Development Agreement entered into with NTS/Virginia Development Company, dated November 30, 2011 (the "Agreement"). This letter is to confirm the Purchaser has elected to proceed with the Agreement and please accept this as the Confirmation Notice required under Section 3a.

Very Truly Yours,

Joseph F. Curran, Esq.

CC VIA ELECTRONIC MAIL
TO M/I Homes of DC, LLC:

- Dennis Kelleher dkelleher@mihomes.com
- Philip Barber pbarber@mihomes.com
- Don Westfall dwestfall@mihomes.com
- Vicky Sheets vsheets@mihomes.com